UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2016

Prosper Funding LLC	Prosper Marketplace, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

45-4526070	73-1733867
(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)

Delaware

(State or other jurisdiction of incorporation or organization)

6199

(Primary Standard Industrial Classification Code Number)

221 Main Street, 3rd Floor

San Francisco, CA  94105

(415) 593-5400

 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (415) 593-5400

Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 1, 2016, Prosper Marketplace, Inc. (“PMI”) and Prosper Funding LLC (“Prosper Funding” and, collectively with PMI, the “Registrants”), as applicable, and WebBank, an FDIC-insured, Utah-chartered industrial bank (“WebBank”), entered into (i) an Asset Sale Agreement between Prosper Funding and WebBank (the “Sale Agreement”), (ii) a Marketing Agreement between PMI and WebBank (the “Marketing Agreement”), and (iii) a Stand By Purchase Agreement between PMI and WebBank (the “Purchase Agreement,” and collectively, the “Origination and Sale Agreements”).

The Origination and Sale Agreements set forth the respective obligations of the Registrants and WebBank with respect to the origination and sales activities of consumer loans originated on or after August 1, 2016. Under the Sale Agreement, WebBank sells and assigns certain consumer loans or related participation rights to Prosper Funding.  As consideration for WebBank’s agreement to sell and assign such consumer loans or related participation rights, Prosper Funding agrees to pay WebBank certain fees in addition to the purchase price of such consumer loans or participation rights.  Under the Marketing Agreement, PMI identifies customers who qualify for WebBank’s consumer loans, markets such loan programs and provides an online interface and other operational services in support of such consumer loan program.  WebBank pays PMI a marketing fee in consideration for PMI’s marketing and other activities under the consumer loan program.  Under the Purchase Agreement, PMI has agreed to purchase consumer loans or related participation rights from WebBank in the event that Prosper Funding fails to purchase loans or participation rights that it is obligated to purchase under the Sale Agreement. The initial term of each of the Origination and Sale Agreements is three years.

The foregoing descriptions of the Origination and Sale Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Origination and Sale Agreements, which are filed as exhibits hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

10.1#	Asset Sale Agreement, dated July 1, 2016, between Prosper Funding LLC and WebBank.
10.2#	Marketing Agreement, dated July 1, 2016, between Prosper Marketplace, Inc. and WebBank.

10.3#	Stand By Purchase Agreement, dated July 1, 2016, between Prosper Marketplace, Inc. and WebBank.

# Portions of the Exhibits have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prosper Marketplace, Inc.

Date: July 8, 2016	By:	/s/ Sachin Adarkar
Sachin Adarkar
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1#	Asset Sale Agreement, dated July 1, 2016, between Prosper Funding LLC and WebBank.
10.2#	Marketing Agreement, dated July 1, 2016, between Prosper Marketplace, Inc. and WebBank.

10.3#	Stand By Purchase Agreement, dated July 1, 2016, between Prosper Marketplace, Inc. and WebBank.

# Portions of the Exhibits have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.